SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

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                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date earliest event reported)  September 29, 1995
                                             --------------------

                  Wherehouse Entertainment, Inc.
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        (Exact name of registrant as specified in charter)


    Delaware                1-8281               95-2647555
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(State or Other        (Commission File       (IRS Identification
Jurisdiction of             Number)                Number)
 Incorporation

   19701 Hamilton Avenue, Torrance, California      90502-1334
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    (Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number, including area code:
                     (310)538-2314
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  (Former Name or Former Address, if Changed Since Last Report)


              This current report contains 3 pages.


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Item 5.   Other Events.


          Reference is made to the press release of Registrant, issued on October 2, 1995, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit "A."

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<page-3>

                           SIGNATURE


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WHEREHOUSE ENTERTAINMENT, INC.


Date: October 3, 1995             By:    /s/ Jerry E. Goldress
                                     ----------------------------
                                     Jerry E. Goldress
                                     Chairman of the Board and
                                     Chief Executive Officer


                                  By:   /s/ Henry Del Castillo
                                     ----------------------------
                                     Henry Del Castillo
                                     Senior Vice President,
                                     Chief Financial Officer

EXHIBIT "A"


                    CONTACT:  WHEREHOUSE ENTERTAINMENT, INC.
                              Henry Del Castillo, SVP, CFO
                              (310)538-2314, extension 2350





                 WHEREHOUSE ENTERTAINMENT, INC.
                ENTERS INTO FINANCING AGREEMENT




TORRANCE, CALIFORNIA (October 2, 1995) - Wherehouse Entertain-ment, Inc., operating as a debtor in possession under Chapter 11 of the U.S. Bankruptcy Code, announced today that it has obtained a $30 million revolving credit facility (including a letter of credit subfacility of $10 million) from Bankers Trust Company. The Bankruptcy Court has issued an Interim Order authorizing borrowings of up to approximately $15 million under the facility, pending an October 19, 1995 final Court hearing to approve the full facility amount.

"We are pleased to have put this arrangement in place, which we believe should assure adequate financing to support the company's inventory acquisitions for the holiday selling season; further-more, placement of the credit facility will enable us to pursue credit terms with our many music, video and special products suppliers", said Henry Del Castillo, Chief Financial Officer.

Wherehouse Entertainment, Inc., a large prerecorded home enter-tainment retailer, operates 317 stores in Arizona, California, Colorado, Nevada, North Dakota, Oregon, Utah and Washington.



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